SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date or earliest event reported): 07/15/04 USAA AUTO OWNER TRUST 2004-1 (Exact name of registrant as specified in its charter)

STATE                         COMMISSION FILE NO.:         IRS EMPLOYEE I.D.:
(or otherjurisdiction         333-112241-01                N/A
of incorporation):
Delaware

One Rodney Square
920 King St., 1st Floor
Wilmington, Delaware 19801
Telephone No.: (302) 888-7536

Registrant's telephone number: (210) 498-2265

ITEM 5. - OTHER EVENTS

On July 15, 2004, the USAA Auto Owner Trust 2004-1 made the distribution to
 Certificateholders contemplated by the
Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of February 1, 2004, between USAAFederal Savings Bank, as Seller and Servicer (the "Bank"), and JP Morgan Chase Bank of New York, as Indenture Trustee.

A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 4.6 of the Sale and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.

ITEM 7(C). - EXHIBITS

28.1 Certificateholder Report, dated July 15, 2004, delivered pursuant to
Section 4.9 of the Sale and Servicing Agreement, dated as of February 1, 2004, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank of New York, as Indenture Trustee.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized. USAA FEDERAL SAVINGS BANK


/s/ MICHAEL J. BROKER
--------------------------------------
By: Michael J. Broker
Title: Vice President - Banking Counsel

Date: July 23, 2004

                               INDEX TO EXHIBITS

Exhibit Description Sequentially Numbered
Page
28.1 Certificateholder 4
Report, dated July 15, 2004 delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of February 1, 2004, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank of New York, as Indenture Trustee.

                   USAA Auto Owner Trust 2004-1
                   Seller & Servicer: USAA Federal Savings Bank
                   Indenture Trustee: JPMorgan Chase Bank
                   Monthly Servicer Report
Collection Period #                                                                     4
Collection Period # Beginning Date                                                      6/1/2004
Collection Period # End Date                                                            6/30/2004
Distribution Date                                                                       7/15/2004
Acceleration Event (1=yes; 0=no)?                                                       -
I.      Available Amount in the Collection Account
A. Credits
   1. Payments from Obligors Applied to Collection Period
      a. Principal Payments                                                             $63,616,494.24
      b. Interest Payments                                                              $7,009,621.78
                                                                                        ------------------
      c. Total (a+b)                                                                    $70,626,116.02
   2.  Repurchase Amount From Repurchased Receivable
      a. Principal Payments                                                             $-
      b. Interest Payments                                                              $-
                                                                                        ------------------
      c. Total (a+b)                                                                    $-
   3.  Recovery of Defaulted Receivable
      a. Principal Recovery Amount                                                      $63,015.27
      b. Principal Balance of Defaulted Receivable                                      $245,042.43
                                                                                        ------------------
      c. Net Principal loss (Realized Loss)                                             $182,027.16
   4a. Interest Advance by Servicer                                                     $-
   4b. Reimbursement of Interest Advance by Servicer                                    $-
   5.  Investment Earnings on Collection Account (as of month end)                      $44,635.69
   6.  Overpayment from Obligors                                                        $-
   7.  Net Adjustments
      a. to Interest Collections                                                        $-
      b. to Principal Collections                                                       $-
   8.  Total Credits (sum 1 through 7)                                                  $70,733,766.98
B.  Debits
    1.  Overpayment from Obligors                                                       $-
    2.  Reimbursement of Interest Advance by Servicer                                   $-
    3.  Total Debits                                                                    $-
C.  Total Collections (A-B)                                                             $70,733,766.98
    1. Available Interest Collections                                                   $7,117,272.74
    2. Available Principal Collections                                                  $63,616,494.24

II.     Receivable Pool & Securities Balance
A. Original Principal Pool Balance                                                      $1,900,000,150.08
B. Principal Pool Balance as of the Beginning of the Collection Period                  $1,657,840,508.89
C. Principal Pool Balance as of the End of the Collection Period                        $1,593,978,972.22
D. Aggregate Securities Balance as of the Beginning of the Collection Period            $1,657,840,508.81
E. Aggregate Securities Balance as of the End of the Collection Period                  $1,593,978,972.14
F. Aggregate Notes Balance as of the Beginning of the Collection Period                 $1,615,090,358.81
G. Aggregate Notes Balance as of the End of the Collection Period                       $1,551,228,822.14

III.    Class A and Class B Principal Balances For the Collection Period
A. Principal Balance
   1. Class A-1 Beginning Balance                                                       $262,840,358.81
   2. Class A-1 Ending Balance                                                          $198,978,822.14
   3. Class A-2 Beginning Balance                                                       $461,000,000.00
   4. Class A-2 Ending Balance                                                          $461,000,000.00
   5. Class A-3 Beginning Balance                                                       $596,000,000.00
   6. Class A-3 Ending Balance                                                          $596,000,000.00
   7. Class A-4 Beginning Balance                                                       $295,250,000.00
   8. Class A-4 Ending Balance                                                          $295,250,000.00
   9. Class B Beginning Balance                                                         $42,750,150.00
   10. Class B Ending Balance                                                           $42,750,150.00

IV.     Reserve Account Balance For the Collection Period
A. Initial Reserve Account Deposit                                                      $9,500,000.75
B. Beginning Reserve Account Balance                                                    $9,500,000.75
C. Ending Reserve Account Balance                                                       $9,500,000.75

V.      Summary of Cash Disbursements
A. Available Collections                                                                $70,733,766.98
B. Total Required Payment                                                               $25,073,256.23
C. Withdrawals from Reserve Account
   (Total Required Payment minus Available Funds)                                       $-
D. Funds Released From Reserve Account (to Seller)                                      $-
                                                                                        ------------------
E. Available Funds                                                                      $70,733,766.98
F. Reimbursement of Servicer Advances on Defaulted Loans                                $-
G. Payment of Servicing Fee                                                             $1,381,533.76
H. Interest paid to Class A Notes
   1. Class A-1 Notes                                                                   $236,556.32
   2. Class A-2 Notes                                                                   $549,358.33
   3. Class A-3 Notes                                                                   $1,023,133.33
   4. Class A-4 Notes                                                                   $656,931.25
                                                                                        ------------------
   5. Total                                                                             $2,465,979.23
I. Priority Note Principal Payment Amount                                               $21,111,386.59
J. Interest paid to Class B Certificates                                                $114,356.65
K. Principal paid to Class A Notes Including Priority Note Principle Amounts
   1. Class A-1 Notes                                                                   $63,861,536.67
   2. Class A-2 Notes                                                                   $-
   3. Class A-3 Notes                                                                   $-
   4. Class A-4 Notes                                                                   $-
                                                                                        ------------------
   5. Total                                                                             $63,861,536.67
L. Principal paid to Class B Certificates                                               $-
M. Remaining Available Funds                                                            $2,910,360.67
N. Deposit from Remaining Available Collection to fund Reserve Account                  $-
O. Remaining Available Funds Released to Seller                                         $2,910,360.67

VI.     Scheduled Monthly Interest Distribution
A. Available Collections                                                                $70,733,766.98

B. Reimbursement of Advance
   1. Prior Advance Outstanding on Defaulted Loans                                      $-
   2. Reimbursement of Prior Advance Outstanding
      on Defaulted Loans from Available Funds                                           $-
   3. Remaining Prior Advance Outstanding  on Defaulted loans                           $-
   4. Reimbursement of Prior Advance Outstanding
      on Defaulted loans from Reserve Account                                           $-
   5. Remaining Advance Outstanding  on Defaulted Loans                                 $-

C. Total Reimbursement of Advance paid                                                  $-

D. Remaining Available Collections                                                      $70,733,766.98

E. Servicing Fee
   1. Current Servicing Fee Accrued                                                     $1,381,533.76
   2. Unpaid Servicing Fees From Prior Collection Periods                               $-
   3. Total Servicing Fee Due                                                           $1,381,533.76
   4. Payment of Servicing Fee from Available Funds                                     $1,381,533.76
   5. Payment of Servicing Fee from Reserve Account                                     $-
   6. This period unpaid Servicing Fee                                                  $-

F. Total Servicing Fee paid                                                             $1,381,533.76

G. Remaining Available Collections                                                      $69,352,233.22

H. Class A Interest Distribution Amount
   1. Class A-1 Coupon Rate                                                             1.08000%
      1a. Class A-1 Accrual Days                                                        30
   2. Class A-1 Monthly Interest                                                        $236,556.32
   3. Class A-1 Interest Carryover Shortfall                                            $-
   4. Class A-1 Interest on Interest Carryover Shortfall                                $-
   5. Class A-1 Interest Distributable Amount                                           $236,556.32
   6. Payment of Class A-1 Interest Distributable Amount from Available Funds           $236,556.32
   7. Payment of Class A-1 Interest Distributable Amount from Reserve Account           $-
   8. This period Class A-1 Interest Carryover Shortfall                                $-

   1. Class A-2 Coupon Rate                                                             1.43%
      1a. Class A-2 Accrual Days                                                        30
   2. Class A-2 Monthly Interest                                                        $549,358.33
   3. Class A-2 Interest Carryover Shortfall                                            $-
   4. Class A-2 Interest on Interest Carryover Shortfall                                $-
   5. Class A-2 Interest Distributable Amount                                           $549,358.33
   6. Payment of Class A-2 Interest Distributable Amount from Available Funds           $549,358.33
   7. Payment of Class A-2 Interest Distributable Amount from Reserve Account           $-
   8. This period Class A-2 Interest Carryover Shortfall                                $-

   1. Class A-3 Coupon Rate                                                             2.06%
      1a. Class A-3 Accrual Days                                                        30
   2. Class A-3 Monthly Interest                                                        $1,023,133.33
   3. Class A-3 Interest Carryover Shortfall                                            $-
   4. Class A-3 Interest on Interest Carryover Shortfall                                $-
   5. Class A-3 Interest Distributable Amount                                           $1,023,133.33
   6. Payment of Class A-3 Interest Distributable Amount from Available Funds           $1,023,133.33
   7. Payment of Class A-3 Interest Distributable Amount from Reserve Account           $-
   8. This period Class A-3 Interest Carryover Shortfall                                $-

   1. Class A-4 Coupon Rate                                                             2.67%
      1a. Class A-4 Accrual Days                                                        30
   2. Class A-4 Monthly Interest                                                        $656,931.25
   3. Class A-4 Interest Carryover Shortfall                                            $-
   4. Class A-4 Interest on Interest Carryover Shortfall                                $-
   5. Class A-4 Interest Distributable Amount                                           $656,931.25
   6. Payment of Class A-4 Interest Distributable Amount from Available Funds           $656,931.25
   7. Payment of Class A-4 Interest Distributable Amount from Reserve Account           $-
   8. This period Class A-4 Interest Carryover Shortfall                                $-

   1. Total Class A Interest Distributable Amount                                       $2,465,979.23

   1. Payment of Class A Interest Distributable Amount from Available Funds             $2,465,979.23
   2. Payment of Class A Interest Distributable Amount from Reserve Account             $-
   3. This period Class A Interest Carryover Shortfall                                  $-

I. Total Interest paid to Class A Notes                                                 $2,465,979.23

J. Remaining Available Collections                                                      $66,886,253.99

K. Priority Note Principal Amount
   1. Principal Pool Balance as of the End of the Collection Period                     $1,593,978,972.22
   2. Aggregate Note Balances as of the Beginning of the Collection Period              $1,615,090,358.81
   3. Priority Note Principal Payment Amount Payable                                    $21,111,386.59
   3. Priority Note Principal Payment Amount From Available Funds                       $21,111,386.59
   4. Payment of Priority Note Principal Payment Amount From Reserve Account            $-
   5. Aggregate Priority Note Principal Payment Amount                                  $21,111,386.59

L. Remaining Available Collections                                                      $45,774,867.40

M. Class B Interest Distribution Amount
   1. Class B Coupon Rate                                                               3.21%
      1a. Class B Accrual Days                                                          30
   2. Class B Monthly Interest                                                          $114,356.65
   3. Class B Interest Carryover Shortfall                                              $-
   4. Class B Interest on Interest Carryover Shortfall                                  $-
   5. Class B Interest Distributable Amount                                             $114,356.65
   6. Payment of Class B Interest Distributable Amount from Available Funds             $114,356.65
   7. Payment of Class B Interest Distributable Amount from Reserve Account             $-
   8. This period Class B Interest Carryover Shortfall                                  $-

N. Total Interest paid to Class B Certificates                                          $114,356.65

O. Remaining Available Collections                                                      $45,660,510.75

VII. Scheduled Monthly Principal Distributions

A. Remaining Available Collections                                                      $45,660,510.75

B. Class A Principal Distribution Amount
   1. Beginning Class A-1 Principal Balance                                             $262,840,358.81
   2. Class A-1 Monthly Principal                                                       $63,861,536.67
   3. Class A-1 Principal Carryover Shortfall                                           $-
   4. Class A-1 Principal Distribution Amount                                           $63,861,536.67
   5. Payment of Class A-1 Principal Distribution Amount
      from Priority Note Principal Pay                                                  $21,111,386.59
   6. Payment of Class A-1 Principal Distribution Amount
      from Available Funds                                                              $42,750,150.08
   7. Payment of Class A-1 Principal Distribution Amount
      from Reserve Account                                                              $-
   8. Class A-1 Principal Carryover Shortfall for the Period                            $-
   9. Ending Class A-1 Principal Balance                                                $198,978,822.14

      Total Principal paid to Class A-1 Notes                                           $63,861,536.67

   1. Beginning Class A-2 Principal Balance                                             $461,000,000.00
   2. Class A-2 Monthly Principal                                                       $-
   3. Class A-2 Principal Carryover Shortfall                                           $-
   4. Class A-2 Principal Distribution Amount                                           $-
   5. Payment of Class A-2 Principal Distribution Amount
      from Priority Note Principal Payment Account$ -
   6. Payment of Class A-2 Principal Distribution Amount
      from Available Funds                                                              $-
   7. Payment of Class A-2 Principal Distribution Amount from Reserve Account           $-
   8. Class A-2 Principal Carryover Shortfall for the Period                            $-
   9. Ending Class A-2 Principal Balance                                                $461,000,000.00

      Total Principal paid to Class A-2 Notes                                           $-

   1. Beginning Class A-3 Principal Balance                                             $596,000,000.00
   2. Class A-3 Monthly Principal                                                       $-
   3. Class A-3 Principal Carryover Shortfall                                           $-
   4. Class A-3 Principal Distribution Amount                                           $-
   5. Payment of Class A-3 Principal Distribution Amount
      from Priority Note Principal Payment Account                                      $-
   6. Payment of Class A-3 Principal Distribution Amount from Available Funds           $-
   7. Payment of Class A-3 Principal Distribution Amount from Reserve Account           $-
   8. Class A-3 Principal Carryover Shortfall for the Period                            $-
   9. Ending Class A-3 Principal Balance                                                $596,000,000.00

      Total Principal paid to Class A-3 Notes                                           $-

   1. Beginning Class A-4 Principal Balance                                             $295,250,000.00
   2. Class A-4 Monthly Principal                                                       $-
   3. Class A-4 Principal Carryover Shortfall                                           $-
   4. Class A-4 Principal Distribution Amount                                           $-
   5. Payment of Class A-4 Principal Distribution Amount from
      Priority Note Principal Payment Account                                           $-
   6. Payment of Class A-4 Principal Distribution Amount from Available Funds           $-
   7. Payment of Class A-4 Principal Distribution Amount from Reserve Account           $-
   8. Class A-4 Principal Carryover Shortfall for the Period                            $-
   9. Ending Class A-4 Principal Balance                                                $295,250,000.00

      Total Principal paid to Class A-4 Notes                                           $-

   1. Total Class A Principal Distribution Amount                                       $63,861,536.67
   2. Payment of Class A Principal Distribution Amount
      from Available Funds                                                              $42,750,150.08
   3. Payment of Class A Principal Distribution Amount
      from Priority Principal Payment                                                   $21,111,386.59
   4. Payment of Class A Principal Distribution Amount
      from Reserve Account                                                              $-

      Total Principal paid to Class A Noteholders                                       $63,861,536.67

C. Remaining Available Collections                                                      $2,910,360.67

D. Class B Principal Distribution Amount
   1. Beginning Class B Principal Balance                                               $42,750,150.00
   2. Class B Monthly Principal                                                         $-
   3. Class B Principal Carryover Shortfall                                             $-
   4. Total Class B Principal Distribution Amount                                       $-
   5. Payment of Class B Principal Distribution Amount
      from Available Collections                                                        $-
   6. Payment of Class B Principal Distribution Amount
      from Reserve Account                                                              $-
   7. Class B Principal Carryover Shortfall for the Period                              $-
   8. Ending Class B Principal Balance                                                  $42,750,150.00

      Total Principal paid to Class B Notes                                             $-

E. Total Principal paid to Class B Certificates                                         $-

F. Remaining Available Collections                                                      $2,910,360.67

VIII.   Required Reserve Account Amount for Next Distribution Date
A. Reserve Account Required Amount.
   1. Floor Amount = min(0.50% of Initial Pool Balance, Class A + Class B)              $9,500,000.75
      (When trigger hit 0.50% increases to 0.75%)
   2. Maximum Amount = 0.50% of Initial Pool Balance                                    $9,500,000.75
   3. Required Reserve Account Amount (Max: 1. or 2.)                                   $9,500,000.75
   4. Required Reserve Deposit Amount $ -
   5. Withdrawal of funds in Reserve Account in Excess of Required
      Reserve Account Balance                                                           $-

B. Reserve Account Triggers
   1. Average Three Period Delinquency Percentage                                       0.01%
   2. Delinquency Percentage Trigger                                                    1.25%
   3. Average Three Period Charge Off Rate                                              0.10%
   4. Charge Off Rate Trigger                                                           1.25%
   5. Required Reserve Account Percentage Specified                                     0.75%
   6. Has trigger #1 or #3 been hit this collection period (Y=0, N=1)                   1
   7. Reserve Account Trigger Amount
      (if 1. > 2. or 3. > 4. then 0.75% of Initial Pool Balance until                   $-
      1. < 2 and 3. < 4. for six consecutive collection periods else 0)

C. Required Reserve Account Amount for Next Period (Max: A or B)                        $9,500,000.75

D. Remaining Available Collections                                                      $2,910,360.67

E. Reserve Account Activity
   1.  Beginning Reserve Account Balance                                                $9,500,000.75
   2.  Withdrawal from Reserve Account to reimburse Servicer Advance
       on Defaulted loans                                                               $-
   3.  Withdrawal from Reserve Account to pay Servicing Fee                             $-
   4.  Withdrawal from Reserve Account to pay Class A Interest                          $-
      a. Class A-1                                                                      $-
      b. Class A-2                                                                      $-
      c. Class A-3                                                                      $-
      d. Class A-4                                                                      $-
      e. Total                                                                          $-
   5.  Withdrawal from Reserve Account to pay Priority Note Principal                   $-
   6.  Withdrawal from Reserve Account to pay Class B Interest                          $-
   7.  Withdrawal from Reserve Account to pay Class A Principal                         $-
      a. Class A-1                                                                      $-
      b. Class A-2                                                                      $-
      c. Class A-3                                                                      $-
      d. Class A-4                                                                      $-
      e. Total                                                                          $-
   8.  Withdrawal from Reserve Account to pay Class B Principal                         $-
   9.  Deposit from Remaining Available Funds to fund Reserve Account                   $-
   10. Withdrawal of funds in Reserve Account in Excess of
       Required Reserve Account Balance                                                 $-
   11. Ending Reserve Account Balance                                                   $9,500,000.75

IX. Delinquency and Default Information
A. Automobiles Delinquency Information
                   Delinquency                                                           $
                                                                                         ------------------
                   31-60 days                                                            $936,884.64
                   61-90 days                                                            $229,595.74
                   91-120 days                                                           $81,137.93
                                                                                         ------------------
                   Total                                                                 $1,247,618.31

                   Delinquency                                                           Units
                                                                                         ------------------
                   31-60 days                                                            60
                   61-90 days                                                            15
                   91-120 days                                                           4
                                                                                         ------------------
                   Total                                                                 79

B. Delinquency Percentage
   1.  Outstanding Principal Balance for Delinquency >=60 days                           $310,733.67
   2.  Pool Principal Ending Balance for Collection Period                               $1,593,978,972.22
   3.  Delinquency Percentage (1/2)                                                      0.02%
   4.  Outstanding Principal Balance for Delinquency >=90 days                           $81,137.93
   5.  Pool Principal Ending Balance for Collection Period                               $1,593,978,972.22
   6.  Delinquency Percentage (4/5)                                                      0.01%

X. Portfolio Average Delinquency Ratio
A.  Delinquency Ratio for 2 Collection Periods Prior                                     0.01%
B.  Delinquency Ratio for Prior Collection Period                                        0.01%
C.  Delinquency Ratio for Current Collection Period                                      0.02%
D.  Average Delinquency Ratio ((sum A through C)/3)                                      0.01%


XI. Portfolio Average Net Loss Ratio
    1.  Principal Recoveries of Defaulted Receivable                                     $63,015.27
    2.  Principal Balance of Defaulted Receivable                                        $245,042.43
    3.  Average Pool Balance for Collection Period                                       $1,625,909,740.56
    4.  Net Loss Ratio ((2- 1)/3)                                                        0.13%

A.  Net Loss Ratio for 2 Collection Periods Prior                                        0.09%
B.  Net Loss Ratio for Prior Collection Period                                           0.09%
C.  Net Loss Ratio for Current Collection Period                                         0.13%
D.  Average Net Loss Ratio ((sum A through C)/3)                                         0.10%

Weighted Average Coupon                                                                  4.82%
Weighted Average Remaining Maturity                                                      49.02

    $1,857,250,000  Auto Owner Trust 2004-1, Class A
    $42,750,150   Auto Owner Trust 2003-1, Class B
    MONTHLY SERVICER REPORT

On July 15, 2004, interest and principal paid on the underlying assets for the month of June 2004 were paid to you by the paying agent on behalf of JPMorgan
Chase Bank of New York, in its capacity as Indenture Trustee for the above referenced issue. The following information is being provided pursuant to
Section 4.9 of the Sale and Servicing Agreement, dated as of March 2, 2004.
This payment per dollar current outstandings of your holdings is allocated as follows:

1) (a1)  Class A-1 Principal Payment                                                    $63,861,536.67
           Principal Factor                                                             0.242967012
           Class A-1 Outstanding Principal Balance                                      $198,978,822.14
    (a2)  Class A-2 Principal                                                           $-
           Principal Factor                                                             0
           Class A-2 Outstanding Principal Balance                                      $461,000,000.00
    (a3)  Class A-3 Principal                                                           $-
           Principal Factor                                                             0
           Class A-3 Outstanding Principal Balance                                      $596,000,000.00
    (a4)  Class A-4 Principal                                                           $-
           Principal Factor                                                             0
          Class A-4 Outstanding Principal Balance                                       $295,250,000.00

2)  (a1)  Class A-1 Interest                                                            $236,556.32
           Interest Factor                                                              0.0009
    (a2)   Class A-2 Interest $ 549,358.33 Interest Factor 0.001191667
    (a3)  Class A-3 Interest                                                            $1,023,133.33
           Interest Factor                                                              0.001716667
    (a4)  Class A-4 Interest                                                            $656,931.25
           Interest Factor                                                              0.002225

3)  Class B Principal                                                                   $-
      Principal Factor                                                                  0
      Class B Outstanding Principal Balance                                             $42,750,150.00

4)  Class B Interest                                                                    $114,356.65
      Interest Factor                                                                   0.002675

5) Fees and Compensation paid to Servicer                                               $1,381,533.76

6 ) (a) Interest Advance Amount                                                         $-
    (b) Aggregate Unreimbursed Advances
                   This Month                                                           $-
                   Previous Month                                                       $-
                                                                                        ------------------
                   Change From Previous Month                                           $-

7)  (a)  Pool Balance after this payment                                                $1,593,978,972.22
    (b)  Pool Factor after this payment                                                 0.838936235

8)  Reserve Account Activity
    a. Beginning Reserve Account Balance                                                $9,500,000.75
    b. Withdrawal from Reserve Account to reimburse Servicer Advance
       on Defaulted loans                                                               $-
    c. Withdrawal from Reserve Account to pay Servicing Fee                             $-
    d. Withdrawal from Reserve Account to pay Class A Interest                          $-
        Class A-1                                                                       $-
        Class A-2                                                                       $-
        Class A-3                                                                       $-
        Class A-4                                                                       $-
        Total                                                                           $-
    e. Withdrawal from Reserve Account to pay Priority Note Principal Payments          $-
    f. Withdrawal from Reserve Account to pay Class B Interest                          $-
    g. Withdrawal from Reserve Account to pay Class A Principal                         $-
        Class A-1                                                                       $-
        Class A-2                                                                       $-
        Class A-3                                                                       $-
        Class A-4                                                                       $-
        Total                                                                           $-
    h. Withdrawal from Reserve Account to pay Class B Principal                         $-
    i. Deposit from Remaining Available Funds to fund Reserve Account                   $-
    j. Withdrawal of funds in Reserve Account in Excess of
       Required Reserve Balance                                                         $-
    k. Ending Reserve Account Balance                                                   $9,500,000.75
    l. Percent of Pool Balance                                                          0.57%
    m. Required Reserve Amount                                                          $9,500,000.75

9) (a) Aggregate Principal Balance Designated
       as Defaulted Receivable in current collection Period                             $245,042.43
   (b) Aggregate Gross  Realized Losses                                                 $245,042.43
   (c) Aggregate net Realized Losses                                                    $182,027.16

10) Aggregate Repurchase Amount of Receivables                                          $-

11) Aggregate Collections                                                               $70,733,766.98

